VALUATION REPORT
In respect of: ERMETE Portfolio Various Addresses
On behalf of: Zodiac Holdings LLC and Nucleus SPV LLC | CBRE Project Reference 19-64VAL-0013
Date of Valuation: 31 December 2018

CONTENTS
PART I	PORTFOLIO SUMMARY
PART II	VALUATION REPORT
PART III	VALUATION METHODOLOGY
PART IV	APPENDICES
	A.	SCHEDULE OF INSPECTIONS
	B.	MARKET REPORT
	C.	LETTER OF INSTRUCTION
	D.	SOURCES OF INFORMATION
	E.	PROPERTY REPORTS AND CALCULATION SPREADSHEETS

PART I PORTFOLIO SUMMARY

PORTFOLIO SUMMARY
Properties Location

Francia
Svizzera
Liechtenstein
Ungheria
Slovenia
Croazia
Bosnia ed Erzegovina
Montenegro
Albania
Italia
San Marino
Bourges
Berna
Lucerna
Losanna
Ginevra
Mâcon
Vichy
Clermont-Ferrand
Lione
Chambéry
Saint-Étienne
Grenoble
Valenza
Gap
Chamonix-Mont-Blanc
Zermatt
Varese
Bergamo
Pavia
Torino
Asti
Bolzano
Trento
Verona
Udine
Treviso
Venezia
Padova
Trieste
Parma
Modena
Bologna
Savona
Genova
La Spezia
Ravenna
Cesena
Rimini
Pisa
Livorno
Firenze
Arezzo
Siena
Ancona
Grosseto
San Benedetto del Tronto
Ascoli Piceno
Terni
Pescara
Chieti
Vasto
Roma
Fiumicino
Latina
Frosinone
Foggia
Andria
Napoli
Pompei
Potenza
Matera
Taranto
Brindisi
Lecce
Otranto
Gallipoli
Leuca
Corigliano Calabro
Cosenza
Crotone
Lamezia Terme
Catanzaro
Reggio Calabria
Palermo
Trapani
Marsala
Mazara del Vallo
Cefalù
Taormina
Catania
Agrigento
Gela
Ragusa
Siracusa
Avola
Bastia
Corse
Ajaccio
Porto Vecchio
Sassari
Alghero
Olbia
Stintino
Nuoro
Sardegna
Oristano
Carbonia
Cagliari
Costa Rei
Mar Tirreno
Mar Adriatico
Mar Ionio
Klagenfurt am Worthersee
Villaco
Graz
Marburgo
Varaždin
Zagabria
Velika Gorica
Veszprém
Siófok
Keszthely
Pécs
Baja
Seghedin
Subotica
Суботица
Osijek
Novi Sad
Нови Сад
Slavonski Brod
Bijeljina
Tuzla
Zenica
Sarajevo
Parenzo
Rovigno
Abbazia
Fiume
Pola
Zara
Sibenico
Spalato
Macarsca
Mostar
Medugorje
Ragusa
Cattaro
Podgorica
Подгорица
Budua
Durazzo
Tirana
Saranda
Corfù
Κέρκυρα
Nizza
Cannes
Aix-en-Provence
Marsiglia
Tolone
Avignone
Nîmes
Montpellier
Béziers
Sète
Albi
Carcassonne
Perpignano
Girona
Barcellona
Palma di Maiorca
Magaluf
Mahón
ILLES BALEARS
Algeri
Tizi Ouzou
Béjaïa
Jijel
Skikda
Annaba
El Kala
Biserta
Tunisi

Source: CBRE
The Ermete portfolio comprises 51 properties located in 50 cities and 12 Italian regions, the majority of which are located in Lombardy and Puglia.  In terms of GLA, 37% of the sqm are located in Lombardy, followed by Lazio (16% - please note that this is due to the largest asset of the portfolio being in Tivoli, for some 19,500 sq m) and Puglia (15%).

The portfolio comprises properties of different sizes; some 50% of the portfolio is composed by properties between 2,000 and 5,000 sq m, while there are only 2 properties below 1,000 sq m of GLA.
In terms of uses, the majority of the portfolio is represented by 49 properties hosting telecom technological services (telecom exchange units and ancillary spaces), while one property is a logistics warehouse and another property hosts a mix of use (a wide quota of offices and technical services).

N. of Properties by Region	GLA by REGION (%)

GLA BY REGION (%)
Abruzzo 2%
Emilia - Romagna 1%
Lazio 16%
Liguria 6%
Lombardia 37%
Piemonte 3%
Puglia 15%
Sardegna 4%
Sicilia 6%
Toscana 3%
Trentino Alto Adige 3%
Umbria 4%

Source: CBRE

PROPERTIES PER SIZE CLASS
BY GLA (sq m)	BY N. OF PROPERTIES

Source: CBRE

PORTFOLIO MAIN USES
BY GLA (sq m)	BY N. OF PROPERTIES

Source: CBRE
The portfolio is almost entirely let to Telecom Italia S.p.A. (50 properties – one property, Tivoli, is let to four different tenants).
PORTFOLIO GLA BY TENANT

ARCO SPEDIZIONI S.p.A. 2%
CEVA LOGISTICS ITALIA SRL 3%
DC ITALIA SRL 3%
POSTADOC Srl 2%
TELECOM ITALIA SPA 90%

Source: CBRE
The majority of the portfolio has the first expiry date in 2034, Telecom Italia Let assets feature lease expiry in 2027 (1 property), 2030 (1 property), 2033 (5 properties), 2034 (43 properties).

PORTFOLIO RENT PROFILE UNEXPIRED TERMS (YEARS)
TIVOLI WAULT
Source: CBRE

PORTFOLIO RENT PROFILE

Source: CBRE

TELECOM PROPERTIES RENT PROFILE

Source: CBRE

PORTFOLIO LETTING SITUATION (% ON GLA)

Under-rented (delta >10%) 5%
Under-rented 5%
Over-rented (delta >10%) 41%
Slightly under-rented (delta <5%) 20%
In line (delta <1%) 2%
Slightly over-rented (delta <5%) 2%
Over-rented 25%

Source: CBRE

PASSING RENT AND MARKET RENT BY UNEXPIRED TERMS (YEARS)

Source: CBRE

MARKET VALUE
ERMETE PORTFOLIO: €74,140,000 (SEVENTY-FOUR MILLION ONE HUNDRED FORTY THOUSAND/00 EUROS) exclusive of V.A.T.
Market Value by Lease Term
Market Value	Vacant Possession Value

Source: CBRE

PART II VALUATION REPORT

VALUATION REPORT
Report Date	2 April 2019
Addressee (or Client)	Zodiac Holdings, LLC 2100 McKinney Avenue, Suite 1030 Dallas, Texas 75201
Nucleus SPV, LLC 2100 McKinney Avenue, Suite 1030 Dallas, Texas 75201
For the attention of:
Mr Alessandro Castellani Ricci
The Property	ERMETE portfolio – please refer to Schedule of Values
The Properties	Please Refer to Schedule of Values – Portfolio comprising telecom exchange units, logistics and office properties, let to Telecom Italia S.p.A.
Property Description	Please refer to Schedule of Values
Ownership Purpose	Investment
Instruction
To value the unencumbered Freehold interest in the Properties on the basis of Market Value as at the valuation date in accordance with the terms of engagement entered into between CBRE and the addressee(s) dated 12 March 2019.

Valuation Date	31 December 2018
Capacity of Valuer	External Valuer, as defined in the RICS Valuation – Global Standards 2017.
Purpose	Secured Lending purposes
Market Value	Market Value as at 31 December 2018: €74,140,000 (SEVENTY-FOUR MILLION ONE HUNDRED FORTY THOUSAND/00 EUROS) exclusive of V.A.T.
Market Value Under the Special Assumption of Vacant Possession	Market Value as at 31 December 2018: €44,012,000 (FORTY-FOUR MILLION TWELVE THOUSAND/00 EUROS) exclusive of V.A.T.
Market Rent	Market Rent as at 31 December 2018: €5,054,970 (FINE MILLION FIFTY-FOUR THOUSAND NINE HUNDRED SEVENTY/00 EUROS) exclusive of V.A.T.

Indicative Reinstatement Costs	Indicative Reinstatement Costs Assessment as at 31 December 2018:
Assessment
The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.  For indicative purposes only we estimate that the reinstatement cost of the portfolio for fire insurance purposes would be in the region of €81,687,223 on a day one basis, including fees but excluding VAT and inflation.  This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

Suitability of the Property as Security for Mortgage Purposes
We have not been provided with details of the loan amount and loan terms proposed and therefore cannot comment on the suitability of the Property for the proposed loan.  We recommend that the Bank provides us with these details for our comment.

Special Assumptions	Special Assumptions have been applied.
We have valued the properties under the special assumption of vacant possession.
Compliance with Valuation Standards	The Valuation has been prepared in accordance with the RICS Valuation – Global Standards 2017 which incorporate the International Valuation Standards [“the Red Book”].
We confirm that we have sufficient current local and national knowledge of the particular property market involved, and have the skills and understanding to undertake the Valuation competently.

Where the knowledge and skill requirements of the Red Book have been met in aggregate by more than one valuer within CBRE, we confirm that a list of those valuers has been retained within the working papers, together with confirmation that each named valuer complies with the requirements of the Red Book.

This Valuation is a professional opinion and is expressly not intended to serve as a warranty, assurance or guarantee of any particular value of the subject property.  Other valuers may reach different conclusions as to the value of the subject property.  This Valuation is for the sole purpose of providing the intended user with the Valuer’s independent professional opinion of the value of the subject property as at the Valuation date.

Assumptions
The Property details on which each Valuation are based are as set out in this report.  We have made various assumptions as to tenure, letting, taxation, town planning, and the condition and repair of buildings and sites – including ground and groundwater contamination – as set out below.

If any of the information or assumptions on which the Valuation is based are subsequently found to be incorrect, the Valuation figures may also be incorrect and should be reconsidered.
Variation from Standard Assumptions	None.
Verification
We recommend that before any financial transaction is entered into based upon these Valuations, you obtain verification of any third party information contained within our report and the validity of the assumptions we have adopted.

We would advise you that whilst we have valued the Properties reflecting current market conditions, there are certain risks which may be, or may become, uninsurable.  Before undertaking any financial transaction based upon this Valuation, you should satisfy yourselves as to the current insurance cover and the risks that may be involved should an uninsured loss occur.

Valuer	The Properties have been valued by a valuer who is qualified for the purpose of the Valuation in accordance with the Red Book.
Conflicts of Interest	We confirm that we have had no previous material involvement with any of the Properties, and that copies of our conflict of interest checks have been retained within the working papers.
Reliance
This report is for the use only of the party to whom it is addressed for the specific purpose set out herein and no responsibility is accepted to any third party for the whole or any part of its contents.

Publication	Neither the whole nor any part of our report nor any references thereto may be included in any published document, circular or statement nor published in any way without our prior written approval.

Such publication of, or reference to this report will not be permitted unless it contains a sufficient contemporaneous reference to any departure from the Red Book or the incorporation of the special assumptions referred to herein.

SCHEDULE OF VALUES
ERMETE Portfolio - Properties held as an investment
ERNA CODE	TOWN	ADDRESS	FREEHOLD	LEASEHOLD	MARKET VALUE €	MARKET RENT "as is" € p.a.	ESTIMATED REINSTATEMENT COST €
E01	Statte	Via Giordano, SNC	X		210,000	28,310	589,942
E02	Foligno	Via Ariosto, SNC 1	X		2,210,000	151,700	2,055,765
E03	Bari	Via Loquercio, 38	X		1,310,000	100,910	1,794,513
E04	Romano di Lombardia	Vicolo degli Orti, 1	X		1,610,000	107,230	2,111,497
E05	Milano	Via Capodistria, 6	X		2,750,000	189,689	3,366,502
E06	Ribera	Via Bellini	X		430,000	30,646	689,925
E07	San Cataldo	Via Libertà	X		420,000	31,276	715,330
E08	Bitonto	Via Ragni, 3	X		1,010,000	65,024	1,079,832
E09	Arenzano	Via di Francia, 19	X		2,570,000	127,958	1,856,210
E10	Verdellino	Corso Africa SNC	X		840,000	70,132	1,660,800
E11	Palermo	Via Modica, SNC	X		1,280,000	84,157	2,505,705
E12	Giulianova	Via Cupa, SNC	X		670,000	41,271	973,410
E13	Pieve Emanuele	Via Donatori del Sangue, SNC	X		830,000	69,248	1,264,032
E14	Massafra	Viale Guglielmo Marconi, SNC	X		820,000	52,279	631,834
E15	Sava	Via Genova, SNC	X		180,000	15,615	257,063
E16	Pula	SPT 195, SNC	X		460,000	29,758	751,782
E17	Bari	Str. Vic. Santa Cataerina, SNC	X		840,000	72,919	2,071,678
E18	Francavilla Fontana	Via Fratelli Bandiera, SNC	X		700,000	42,329	787,498
E19	Fasano	Piazzale Ugo Lamalfa, SNC	X		870,000	59,180	663,466
E20	Torino	Via Giuditta Sidoli, 11/A	X		2,950,000	191,470	3,413,237
E21	Carbonia	Via Lucania, SNC	X		430,000	40,613	916,208
E22	L'Aquila	Via Giosuè Carducci, SNC	X		690,000	42,053	808,890
E23	Calolziocorte	Via Fratelli Calvi, SNC	X		1,260,000	76,905	1,892,595
E24	Valenzano	Strada Provinciale Loseto, 45	X		440,000	26,480	495,417

ERNA CODE	TOWN	ADDRESS	FREEHOLD	LEASEHOLD	MARKET VALUE €	MARKET RENT "as is" € p.a.	ESTIMATED REINSTATEMENT COST €
E25	Forlì	Via Fratelli Cangini, 14	X	660,000	36,900	578,175
E26	Melegnano	Viale Giovanni XXIII, SNC	X	3,300,000	217,714	3,992,760
E27	Vimercate	Via Pellizzari, SNC	X	1,720,000	114,246	771,587
E28	Mola di Bari	Via Calvani, 36	X	1,160,000	64,056	846,100
E29	Decimomannu	Via Stazione, SNC	X	240,000	18,672	361,365
E30	Rozzano	Via Monte Amiata, 20	X	1,390,000	126,845	2,674,350
E31	Pontedera	Via Dante, 5	X	1,710,000	110,169	1,713,740
E32	Cusano Milanino	Via Isonzo, 16	X	2,260,000	130,338	774,213
E33	Sanluri	Via Deledda, 13	X	310,000	24,112	555,376
E34	Merano	Via Bersaglio, 19/B	X	1,960,000	148,244	2,237,570
E35	Ostuni	Via Tenente Malpignani, SNC	X	730,000	40,559	446,766
E36	Bitritto	Via De Nicola, SNC	X	400,000	24,035	484,290
E37	Città di Castello	Via Dante Alighieri, SNC	X	1,200,000	84,695	1,572,450
E38	Montevarchi	Via Sante Tani, SNC	X	720,000	60,980	959,065
E39	Rapallo	Via S. Maria, 40	X	4,920,000	282,104	3,460,427
E40	Saronno	Via Torino, SNC	X	2,910,000	196,926	3,527,695
E41	Priolo Gargallo	Via dei Platamoni, 54	X	130,000	14,742	338,620
E42	San Gavino Monreale	Via Vittorio Emanuele III, 20	X	160,000	13,975	446,743
E43	Gorla Minore	Via Rovereto, SNC	X	340,000	27,206	808,995
E44	Siniscola	Via Fabio Filzi, SNC	X	210,000	14,903	456,524
E45	Minturno	Via Privata da via Recillo, SNC	X	330,000	30,435	430,135
E46	Besozzo	Via Cesare Battisti SNC	X	1,130,000	76,164	2,769,600
E47	Gazzada Schianno	Via Dante Alighieri SNC	X	1,010,000	52,955	1,210,400
E48	Muggiò	Via Lucio Manara, SNC	X	1,720,000	94,400	708,000
E49	Sedriano	Via Magenta, SNC	X	1,540,000	96,880	2,179,800
E50	Seregno	Via Stefano da Seregno 39	X	4,100,000	231,315	4,295,850
E51	Tivoli	Strada Cesurini, Snc	X	12,100,000	974,250	9,733,500
TOTAL				74,140,000	5,054,970	81,687,223

SOURCES OF INFORMATION AND SCOPE OF WORKS
Sources of Information
We have carried out our work based upon information supplied to us by the Client, Firstatlantic SGR and available within the VDR set up by i-realty for Prelios SGR, as set out within this report, which we have assumed to be correct and comprehensive.

A comprehensive list of sources is detailed in Appendix D.
The Property	Our report contains a brief summary of the Property details on which our Valuation has been based.
Inspection
Some of the Properties, as set out in the Inspection Schedule in Appendix A have been internally inspected.  As instructed, all the other properties have been externally inspected for the purpose of this Valuation.

Areas
We have not measured the Properties but have relied upon the floor areas provided to us by Client, as set out in this report, which we have assumed to be correct and comprehensive, and which you have advised us have been calculated using Italian market practice measurement methodology as set out below.

In Italy the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property.  It does not include portions that do not produce income for the Property owner.  Therefore, areas such as the following are typically, but not always, excluded:  vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA.  It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Environmental Matters
We have not undertaken, and unless stated within each property report, nor are we aware of the content of, any environmental audit or other environmental investigation or soil survey which may have been carried out on the Properties and which may draw attention to any contamination or the possibility of any such contamination.

We have not carried out any investigations into the past or present uses of the Properties, nor of any neighbouring land, in order to establish whether there is any potential for contamination and have therefore assumed that none exists.

Services and Amenities	We understand that all main services including water, drainage, electricity and telephone are available to the Properties. None of the services have been tested by us.

Repair and Condition
We have not carried out building surveys, tested services, made independent site investigations, inspected woodwork, exposed parts of the structure which were covered, unexposed or inaccessible, nor arranged for any investigations to be carried out to determine whether or not any deleterious or hazardous materials or techniques have been used, or are present, in any part of the Properties.  We are unable, therefore, to give any assurance that the Properties are free from defect.

Town Planning
We have made verbal Planning enquiries only and/or consulted the website of the Municipalities.  Information supplied to us by planning officers is given without liability on their part.  We cannot, therefore, accept responsibility for incorrect information or for material omissions in the information supplied to us.

Titles, Tenures and Lettings
Details of title/tenure under which the Properties are held and of lettings to which it is subject are as supplied to us.  We have not generally examined nor had access to all the deeds, leases or other documents relating thereto.  Where information from deeds, leases or other documents is recorded in this report, it represents our understanding of the relevant documents.  We should emphasise, however, that the interpretation of the documents of title [including relevant deeds, leases and planning consents] is the responsibility of your legal adviser.

We have not conducted credit enquiries on the financial status of any tenants.  We have, however, reflected our general understanding of purchasers’ likely perceptions of the financial status of tenants.

VALUATION ASSUMPTIONS
Capital Values	The Valuation has been prepared on the basis of "Market Value", which is defined in the Red Book as:

"The estimated amount for which an asset or liability should exchange on the Valuation date between a willing buyer and a willing seller in an arm's-length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion."

potential at least cost."
And
“Market Rent”, which is defined in the Red Book as:

“The estimated amount for which an interest in real property should be leased on the valuation date between a willing lessor and willing lessee on appropriate lease terms in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”

The Valuation represents the figure that would appear in a hypothetical contract of sale at the Valuation date.  No adjustment has been made to this figure for any expenses of acquisition or realisation - nor for taxation which might arise in the event of a disposal.

No account has been taken of any inter-company leases or arrangements, nor of any mortgages, debentures or other charge.
No account has been taken of the availability or otherwise of capital based Government or European Community grants.
Rental Values
Unless stated otherwise rental values indicated in our report are those which have been adopted by us as appropriate in assessing the capital value and are not necessarily appropriate for other purposes, nor do they necessarily accord with the definition of Market Rent in the Red Book, which is as follows:

"The estimated amount for which an interest in real property should be leased on the Valuation date between a willing lessor and a willing lessee on appropriate lease terms in an arm's-length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.".

The Property	Where appropriate we have regarded the shop fronts of retail and showroom accommodation as forming an integral part of the building.
Landlord’s fixtures such as lifts, escalators, central heating and other normal service installations have been treated as an integral part of the building and are included within our Valuations.
Process plant and machinery, tenants’ fixtures and specialist trade fittings have been excluded from our Valuations.
All measurements, areas and ages quoted in our report are approximate.

Environmental Matters	In the absence of any information to the contrary, we have assumed that:
[a] the Properties are not contaminated and are not adversely affected by any existing or proposed environmental law;
[b] any processes which are carried out on the Properties which are regulated by environmental legislation are properly licensed by the appropriate authorities;
[c] the Properties possess current the energy performance certificates [APE - Attestato di Prestazione Energetica or equivalent] as required under government directives;
[d]
the Properties are either not subject to flooding risk or, if they are, that sufficient flood defences are in place and that appropriate building insurance could be obtained at a cost that would not materially affect the capital value.

[e]
the Properties are not subject to any seismic risk or if it is, possesses building characteristics in line with the relevant legislation.  In addition, an appropriate insurance policy could be obtained without such affecting the Value Assumptions considered within this report.

High voltage electrical supply equipment may exist within, or in close proximity of, the Properties.  International research [as for example The National Radiological Protection Board – NRPB - in UK] has advised that there may be a risk, in specified circumstances, to the health of certain categories of people.  Public perception may, therefore, affect marketability and future value of the Property.  Our Valuation reflects our current understanding of the market and we have not made a discount to reflect the presence of this equipment.

Repair and Condition	In the absence of any information to the contrary, we have assumed that:
[a] there are no abnormal ground conditions, nor archaeological remains, present which might adversely affect the current or future occupation, development or value of the Properties;
[b] the Properties are free from rot, infestation, structural or latent defect;
[c] no currently known deleterious or hazardous materials or suspect techniques have been used in the construction of, or subsequent alterations or additions to, the Properties; and
[d] the services, and any associated controls or software, are in working order and free from defect.

We have otherwise had regard to the age and apparent general condition of the Properties.  Comments made in the Property details do not purport to express an opinion about, or advice upon, the condition of uninspected parts and should not be taken as making an implied representation or statement about such parts.

Title, Tenure, Lettings, Planning, Taxation and Statutory & Local Authority requirements	Unless stated otherwise within this report, and in the absence of any information to the contrary, we have assumed that:
	[a]	the Properties possesses a good and marketable title free from any onerous or hampering restrictions or conditions;
[b]
the buildings have been erected either prior to planning control, or in accordance with planning permissions, and have the benefit of permanent planning consents or existing use rights for their current use;

	[c]	the Properties are not adversely affected by town planning or road proposals;
	[d]	the buildings comply with all statutory and local authority requirements including building, fire and health and safety regulations;
[e]
only minor or inconsequential costs will be incurred if any modifications or alterations are necessary in order for occupiers of the Properties to comply with the provisions of the relevant disability discrimination legislation;

	[f]	there are no tenant’s improvements that will materially affect our opinion of the rent that would be obtained on review or renewal;
	[g]	tenants will meet their obligations under their leases;
	[h]	there are no user restrictions or other restrictive covenants in leases which would adversely affect value;
	[i]	where appropriate, permission to assign the interest being valued herein would not be withheld by the landlord where required;
	[j]	vacant possession can be given of all accommodation which is unlet or is let on a service occupancy; and
[k]
in Italy, it is common and often advantageous from a fiscal standpoint for transfers of real estate to take place via transfers of the capital of real estate companies [so-called share deal as opposed to asset deal]:  the taxation level applied cannot be standardized, but must be evaluated on a case-by-case basis.  In order to define the Total Purchase Price, the purchaser’s costs or acquisition fees [i.e. technical and legal fees, stamp duty, agent fees, etc.], as at the Valuation Date should be added.  All rents and capital values, costs and other figures stated in this report are exclusive of V.A.T.

PART III VALUATION METHODOLOGY

VALUATION METHODOLOGY AND SOURCES OF INFORMATION
SOURCES OF INFORMATION
We have relied on information provided by the Client and as provided within the virtual Data Room set up by I-realty on behalf of Prelios SGR SpA.
When in contrast or incomplete in the documents provided, we have assumed the information available within the executive summaries “Red Flag” for TDD and Draft Preliminary Due Diligences to be predominant.

Please refer to Appendix D for detailed information.
ACCOMMODATION
We have not measured the Properties but have relied upon the floor areas provided to us by Client, as set out in each property report, which we have assumed to be correct and comprehensive, and which we understand have been calculated according to best Italian Market practice.

In Italy the market practice uses the Gross Leasable Area [GLA].
The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property.  It does not include portions that do not produce income for the Property owner.  Therefore, areas such as the following are typically, but not always, excluded:  vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA.  It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

STATE OF REPAIR
CBRE have not undertaken a structural survey or tested any of the services.  Where available, we have read the former appraisals provided by various sources.  Where external inspections have been carried out, we have assumed the property to reflect internally the spate of repair as seen externally.

CapEx have been assumed according to the highest and best use of the property, considering the re-development of the properties or the hard refurbishment where the current use appears to be the highest and best use.

Where no information was available, and the valuation, we have assumed the property to be in a fair state of repair.
ENVIRONMENTAL CONSIDERATIONS
We have been provided with the Executive Summaries (Red Flag) issued by Abaco and dated January 2019.
According to such document, environmental analysis of the portfolio appear as follows:
Amber flags were raised for the majority of the portfolio, highlighting the necessity to run an environmental phase II due diligence for the possible presence of soil contamination, Asbestos containing materials, as well as Vitreous Fibers (MMVF).  Red flag raised regarded missing documentation.

Expenses to compete the analysis are negligible (from €2,000 to €9,000 circa per asset), and have been considered in our valuation.
As far as we understand, properties where asbestos has been found are being monitored according to Italian regulations.
We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.  We however suggest that further environmental analysis is carried out in order to clear the outstanding issues.

CADASTRE
As agreed, we have not made any cadastral enquiry; we have been provided with the Executive Summaries (Red Flag) issued by Abaco and dated January 2019.
According to such document, the cadastral situation of the portfolio appear as follows:
No major issues were recorded; some light green flags were raised with regards to some internal and external distribution non-conformity, which however can be rectified with negligible expenses (some €2,000 per property).

In summary, we are not aware of any major issue that could impact the value nor the marketability of the properties.
VAT
All rents and capital values stated in this report are exclusive of VAT.
TENURE
We have read documents as follows:
● Ermete - Preliminary Legal Due Diligence memorandum issued by Shearman & Sterling LLP on behalf of Prelios SGR, dated 22 February 2019;
● Ermete executive summary issued by Abaco, dated 21 January 2019.
According to the above documentation, we understand that the properties are held on a freehold basis by:
● Ermete Closed-end Real Estate alternative investment Fund (“fondo di investimento alternative immobiliare di tipo chiuso riservato”) managed by Prelios SGR S.p.A..
The Legal Due Diligences identify encumbrances and easements as follows:
“The Notarial Reports indicate that the Assets are free from liens, encumbrances, burdens, easements, third party rights, as resulting from public real estate records (registri immobiliari), with the exception of:

(i) the Telecom Lease Agreements, as defined in Section VI.A below, on 50 Assets;
(ii) mortgage (ipoteca) in favour of Natixis S.p.A., Unicredit S.p.A. and Banca IMI S.p.A. on nine Assets; and
(iii) assignment by way of security in favour of Natixis S.p.A., Unicredit S.p.A. and Banca IMI S.p.A. on the receivables arising from the lease agreements relating to ten Assets10.

Based on the review of the Notarial Reports, the cancellation of the mortgage and of the assignment by way of security listed above has already been agreed and is in the process of being registered in the public real estate records (assentite di cancellazione, in corso di formale annotamento).

Furthermore, based on the review of the Notarial Reports it appears that certain liens, encumbrances, burdens, easements, third party rights, as resulting from public real estate records (registri immobiliari) are registered on certain Assets.”

Easements and restrictions as per above are quite common, especially in properties let to companies such Telecom.  In summary, we are not aware of any issue that could affect the Market Value nor the marketability of the properties.

In addition to the above, according to the above documents, some assets also show the below ongoing negotiation on one of the properties:
1)	Preliminary non-binding interest in the acquisition of the Asset located in Bari (Strada Rurale Santa Caterina) for an amount provisionally set to Euro 1,100,000.00.
Easements and restrictions as per above are quite common, especially in properties let to companies such Telecom.  In summary, we are not aware of any issue that could affect the Market Value nor the marketability of the properties.

TENANCY
50 properties are let to a single tenant:  Telecom Italia S.p.A.; one property (Tivoli) is let to 4 tenants on the basis of four lease contracts, which we understand are drawn according to standard acceptable terms.

We have been provided with a Legal Due Diligence for each Fund and with lease contracts for each property; though we have relied on information provided within the Ren Roll provided and the Legal Due Diligence, we have run a high-level check with a sample of lease contracts.  We highlight below the major standard terms for the Telecom lease contracts:

LEASE KEY METRICS	ERMETE
Main Tenant	Telecom Italia S.p.A.
N. of Assets	51
Tenant	Telecom Italia S.p.A.,
(Other tenants are Postadoc Srl, Arco Spedizioni S.P.A., Ceva Logistics Italia Srl, Dc Italia Srl – main lease terms as per below refer – unless specified – to Telecom Leases)
Start Date	01/06/2015
Terms	Various
12, 15, 18 or 19 + 6 + 6 years
Automatic renewal at first and second lease expiry, unless notice is provided with 12 months in advance
First expiry date	Various
Second Expiry date	Various
Notice	12 months upon each expiry date
Break Option	Effective starting after first expiry date. During the second and third terms, the Tenant may terminate the agreement at any time with a 12-months’ written notice to the Landlord.
Only for "serious causes” by six months prior written notice.
Indexation	75% CPI
Magnum Clause	Depending on the provision of the different lease agreements, there are several clauses as per below:

Upon lease termination (even an anticipated one) the tenant has the right to retain the let spaces occupying its telecom infrastructure within a maximum of 35 sqm, or within 8% of the gross leased area (varying from lease to lease contracts)

Such right need to be exercised by the Tenants at least 60 days before the lease termination date;
Rent per sq m of the retained part will be agreed between the parties based on Market rent; if an agreement is not reached on such amount, a third party will be appointed to determine the rent;

Upon lease expiry (Landlord) if the Landlord intends to terminate the lease, shall send a notice to Tenant indicating its target rent and the estimated market rent for the asset.  Tenant has 60 days to match the offer.

Pre-emption right	None
Restriction to Sell	In case of sale of the asset, the landlord can sell the Assets only to so called “cessionari”, who must:
be entities who are not subject to insolvency procedures or whose legal representatives have not been convicted to jail for crimes against property or public administration, be entities undertaking in writing to comply with the terms and conditions of the Telecom Lease Agreements, be natural persons who have not been convicted to jail for more than one year or subject to protests (protesti) in the previous five years and, where doing business, not insolvent.
Not be entities which control or are controlled or are to connected to subjects who carry out telecommunications activities in competition with those of the tenant.

LEASE KEY METRICS	ERMETE
Sublease
Telecom is not entitled to assign the Telecom Lease Agreements to third parties without the landlord’s prior written consent.  However, the landlord acknowledged that certain portions of the Assets could be granted for free (comodato) by Telecom to certain suppliers or service providers, subject to Telecom remaining fully responsible for any type of expense, cost, payment or reimbursement due by such suppliers or providers.

Telecom is also entitled to sublease or grant the Assets for free (comodato), without prior authorization by the landlord, exclusively to companies (i) belonging to the Telecom group, (ii) originating by transfer or contribution of going concern (ramo d’azienda) from Telecom; or (iii) operating in the telecommunication sector.

Maintenance	Tenant is in charge for ordinary and extraordinary maintenance apart for the asset in Tivoli, for which the Landlord is in charge for extraordinary maintenance.
Tenant Due Maintenance (except for Tivoli)
Telecom acknowledged and accepted the Assets in the then-current conditions and accepted any type of encumbrance or obligation thereon, also if deriving from statutory provision and simultaneously waived any right or claim concerning the conditions of the Assets.

Telecom must indemnify and hold harmless the landlord from any claims by third parties in connection with the use of the Assets, the activities carried out therein and any maintenance intervention, alteration or improvement thereon.

Telecom is responsible for both ordinary and extraordinary maintenance of the Assets, including maintenance of the structural parts of the Assets, refurbishment works and any intervention on plants, systems, pipes and appurtenances.

Telecom is entitled to carry out any necessary and urgent work aimed to protect telecommunication systems, as long as such works (i) do not compromise stability, foundations, and main structures of the Assets, and (ii) are compliant with applicable laws and regulations.

Telecom is not entitled to any indemnity or reduction of rent in the event works on the Assets prevent Telecom to use such Assets, even if for more than 20 days.
Tenant Due Maintenance (only for Tivoli)	The Tenant is in charge only for ordinary maintenance of the Property.
Release of the assets
Upon expiration of the lease contract, Tenant shall carry out the works to make the property in compliance with laws and regulations as ofthe date of release of the asset (including regulation on building permit, town planning, hygienic, sanitary, environmental, anti-seismic and fire prevention).

Reinstatement of the properties upon release of the spaces
The tenant, in accordance to the single lease contract, shall remove any banner, and free the buildings from people and objects, in good maintenance conditions.  Finally, if agreed with the landlord, the tenant must remove any technical system, and if necessary thought the request of the regulation of the building permits.

VALUATION
INTRODUCTION
We summarise below our approach to undertaking the valuation(s). The valuation(s) have been prepared on the basis of ‘Market Value’ which is defined as:
The estimated amount for which a property should exchange on the date of valuation between a willing buyer and a willing seller in an arm's/length transaction after proper marketing wherein the parties had each acted knowledgeably, prudently and without compulsion".

In addition to the above, we have also valued the properties under the Special Assumption of Vacant Possession.
VALUATION METHODOLOGY
The valuation of the asset in question will be carried out on the basis of commonly used and accepted valuation criteria:
■	Comparative or Market Approach, based on a comparison between the subject property and other similar properties recently disposed or leased at the same or within comparable market places.
■	Income Approach, based on the present value of the future potential income to be generated by the property in question, calculated by capitalising this income stream at a market rate.
■	The two following methods have been used:
-	Discounted Cash Flow analysis, based on a time horizon which takes into account the assumed lease end date and the timing assumed for the re-letting/selling of the property.

The DCF model involves period-by-period estimation of gross income and expenditure, to calculate the net income (cash flow) for each period, explicitly taking into account a range of variables including changes in rent due to contractual agreements and growth in market value, expenditure on maintenance, repairs and renovation, timing of vacancies, etc. over the period of the time horizon.  The property is valued, normally using the direct comparison method, at the end of the time horizon, and assuming the sale of the property, either split up or as an entire property.  The resulting net cash flow are then discounted at a selected discount rate, normally set by comparing with money-market rated and allowing for the relative disadvantages of real estate ownership, in order to arrive at the net present value.

Full details of the underlying assumptions regarding rental changes, inflation rates, transferable and nonrecoverable service charges etc. are shown in the attached DCFs.
-
Residual analysis:  The Residual Approach is based on the discount, at the date of valuation, of the cash flows calculated over a period corresponding the conversion of the area and of all the transactions, (cash flow are the results of the difference between incomes and costs) so the market value is the difference between the market value of the transformed area and the costs of development The resulting net cash flows are then discounted at a selected discount rate, normally set by comparing with money-market rates and allowing for the relative disadvantages of real estate ownership, in order to arrive at the net present value.

In order to assess the Market Value of the property applying the Residual Approach the subject development must be supported by an “ordinary” operator.

The valuation method adopted for re-development valuations is very sensitive to changes in key inputs.  Small changes in variables such as sales volumes or build costs will have a disproportionate effect on current Market Value.  Site values can therefore be susceptible to considerable variances as a result of changes in market conditions.

You should take the sensitive nature of residual valuations into account in making your decision.

The residual valuation approach is the valuation method accepted by the RICS for valuing developments and opportunities which take time to come to fruition.  The term 'Residual Valuation' relates to any valuation which consists of an estimate of the value of a property after allowing for various items of expenditure.  The 'residual value' refers to the value of the site after all costs have been spent.

Above valuation approaches have been either carried out individually or have been combined, according to the necessity in each specific case, as set out in the property reports.
Highest & Best Use
For each property, we have assessed the highest and best use, to be achieved upon lease expiry.  As such we have assumed a re-development of the property, considering a change of use in compliance with the town planning regulation, and according to the building typology and the real marketability of the spaces.

For properties where the current use is considered to be the highest and best use, refurbishment costs have been applied in order to re-market the spaces upon lease expiry.
Gross Rental Income
The Gross Rental income per each property has been allowed as per the tenancy schedule provided.
We report below a summary of passing rents for the two portfolios.

ERNA CODE	TOWN	ADDRESS	Passing Rent
E01	Statte	Via Giordano, SNC	27,434
E02	Foligno	Via Ariosto, SNC 1	185,331
E03	Bari	Via Loquercio, 38	98,465
E04	Romano di Lombardia	Vicolo degli Orti, 1	104,738
E05	Milano	Via Capodistria, 6	170,646
E06	Ribera	Via Bellini	40,883
E07	San Cataldo	Via Libertà	43,828
E08	Bitonto	Via Ragni, 3	80,690
E09	Arenzano	Via di Francia, 19	140,216
E10	Verdellino	Corso Africa SNC	66,279
E11	Palermo	Via Modica, SNC	94,116
E12	Giulianova	Via Cupa, SNC	49,581
E13	Pieve Emanuele	Via Donatori del Sangue, SNC	68,967
E14	Massafra	Viale Guglielmo Marconi, SNC	61,017
E15	Sava	Via Genova, SNC	16,610
E16	Pula	SPT 195, SNC	35,184
E17	Bari	Str. Vic. Santa Cataerina, SNC	77,869

ERNA CODE	TOWN	ADDRESS	Passing Rent
E18	Francavilla Fontana	Via Fratelli Bandiera, SNC	51,325
E19	Fasano	Piazzale Ugo Lamalfa, SNC	73,399
E20	Torino	Via Giuditta Sidoli, 11/A	197,442
E21	Carbonia	Via Lucania, SNC	40,105
E22	L'Aquila	Via Giosuè Carducci, SNC	52,653
E23	Calolziocorte	Via Fratelli Calvi, SNC	94,575
E24	Valenzano	Strada Provinciale Loseto, 45	30,757
E25	Forlì	Via Fratelli Cangini, 14	44,644
E26	Melegnano	Viale Giovanni XXIII, SNC	265,023
E27	Vimercate	Via Pellizzari, SNC	137,358
E28	Mola di Bari	Via Calvani, 36	85,610
E29	Decimomannu	Via Stazione, SNC	16,558
E30	Rozzano	Via Monte Amiata, 20	115,046
E31	Pontedera	Via Dante, 5	116,273
E32	Cusano Milanino	Via Isonzo, 16	159,204
E33	Sanluri	Via Deledda, 13	23,175
E34	Merano	Via Bersaglio, 19/B	132,539
E35	Ostuni	Via Tenente Malpignani, SNC	47,712
E36	Bitritto	Via De Nicola, SNC	28,897
E37	Città di Castello	Via Dante Alighieri, SNC	95,208
E38	Montevarchi	Via Sante Tani, SNC	59,159
E39	Rapallo	Via S. Maria, 40	300,209
E40	Saronno	Via Torino, SNC	210,422
E41	Priolo Gargallo	Via dei Platamoni, 54	16,712
E42	San Gavino Monreale	Via Vittorio Emanuele III, 20	15,441
E43	Gorla Minore	Via Rovereto, SNC	28,584
E44	Siniscola	Via Fabio Filzi, SNC	16,543
E45	Minturno	Via Privata da via Recillo, SNC	33,873
E46	Besozzo	Via Cesare Battisti SNC	72,084
E47	Gazzada Schianno	Via Dante Alighieri SNC	68,850
E48	Muggiò	Via Lucio Manara, SNC	114,026
E49	Sedriano	Via Magenta, SNC	104,359
E50	Seregno	Via Stefano da Seregno 39	244,432
E51	Tivoli	Strada Cesurini, Snc	925,662
TOTAL			5,379,713

MARKET RENT
The valuation has been prepared on the basis of “Market Rent”, which is defined in the Red Book as:
“The estimated amount for which an interest in real property should be leased on the valuation date between a willing lessor and willing lessee on appropriate lease terms in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”

In assessing our Opinion of Market Rent, we have considered the following factors:
1)	Existing lease (according to date of stipulation);
2)	Comparable evidences and market research on buildings with similar characteristics (office/light industrial etc.);
3)	State of repair;
4)	Current Town Planning compliance (admitted use).
For Telecom Occupied/Formerly Occupied Properties
Considering the current use of the properties and the definition of Market Rent, we believe that the MR for each property should reflect the specific characteristics of the properties, which are designated to host technological services (Telecom exchanges).  As such we highlight that the Market Rent assessed represents our view of the amount that should be paid on the property in its current conditions and use, for a tenant that would use them for the same or similar uses as the current.

We highlight that for Telecom Occupied properties such Market Rent does not necessary represent the achievable rent for the property in the event of a refurbishment/redevelopment, for which we have defined different exit strategies that would maximise the Value and the marketability of the property.

Market Rents stated are exclusive of VAT and are net of any cost that could be charged to a potential tenant.
Tivoli (Ermete E51)
With regards to Tivoli (Ermete property E51), being the property a logistics warehouse let to third parties, we have assessed the market rents according to the current use of the property, the most recent letting transaction which have happened within the property and in the wider reference market, the current state of repair and conditions and the characteristics of the property compared to the standards of the logistics market.

Costs
In order to obtain the net rental income of each property, we have allowed non recoverable costs as per below:
■	Property Tax (IMU/TASI): as provided by the Client
■	Insurance: as provided by the Client
■	Register Tax: 0.5% of Passing Rent
■	Property Management Fees: estimated by CBRE as 0.5% of Passing Rent
■
Provision for extraordinary maintenance:  as Telecom is responsible for both ordinary and extraordinary maintenance we have not allowed for any provision for the duration of the lease contract.  Upon lease expiry and after capex applied, we have allowed some provision for extraordinary maintenance, equal to 0.5% of the Estimated Reinstatement Cost;

Other costs allowed are as follows:

■ Letting Fees: 10% of ERV
■ Vendor’s fee upon exit: we have allowed vendor’s fees as follows:
■ Residential/other uses direct split up sale: broker’s costs equal to 2% of the assessed exit value;
■ Income producing properties (investment properties – only Tivoli property): vendor’s fee equal to 1.40% of exit value.
■ CapEx: we have applied CapEx as follows:
■
CapEx upon year one:  as provided by the Client, the amount comprises administrative and professional costs for minor amendments in cadaster, title, environmental and energy certificate issues, as provided within the Executive summaries issued by Abaco
.

■ Urbanization fees: we have calculated urbanization fees for every change of use, which have been applied upon lease expiry to allow the change of use.
■
CapEx upon lease expiry:  we have assessed re-development/refurbishment costs based on our understanding of the property and the determined highest and best use.  CapEx have been applied on a per sq m basis and comprise both hard and soft cost assumed for the re-development.

Expected Inflation (CPI) & Market Growth
We have considered rent indexation as provided by the Client and specified within the lase contracts. Please refer to single property reports for details.
We assume an annual trend inflation equal to 1.6% for the whole period considered.
The data relative to the inflation trend corresponds to the average 2008-2018 of the most recent forecast of consumer’s price index trend developed by Oxford Economics, used as source of information[1].
We assumed a market growth of 1.6% (in line with the inflation trend) for the whole period considered.
Rates & Yields
The rates taken as basis of valuation are:
■ Discount rate of the perceived rent;
■ Discount rate of the re-lease/split up sale;
■ Capitalization rate of the net final income (only for Tivoli)
Results of the valuation (Market Value) have been sense-checked on a per sq m basis, comparing the values with the most recent transactions and average prices registered on the market for similar properties (mainly light industrial and office schemes).

TENANT COVENANT STRENGHTS

1 https://www.oxfordeconomics.com/my-oxford/country-economic-forecasts/europe/italy

Telecom Italia at a Glance
Telecom Italia (“TI” or the “Group”) is a leading Italian telecommunication and ICT operator providing telephony, mobile and DSL data services mainly in Italy and Brazil; the Group is listed on the Milan stock exchange and has a market cap of ~€9.8bn (data as of February 13th, 2019).

■	The Group has almost 19m of fixed lines active, ~9m of broadband accesses and almost 30m of mobile lines
■	Telecom Italia offers its services through the following brands:
■	TIM: providing mobile and telephony services in the retail market
■	Telecom Sparkle: offering a wide range of IP, data, cloud, data centre, mobile and voice solutions to its wholesale clients
■	Olivetti: offering IT products for the automation of company processes
The Group owns also a controlling stake in INWIT, an Italian listed company leader in the wireless infrastructure sector with over 11,000 sites managed and a market cap of ~€4.1bn (data as of February 13th, 2019).  In Italy, TI provides fixed and mobile voice as well as data services for retail and wholesale clients.

Telecom Italia infrastructures
A telecommunication network architecture represents a group of logical sub-networks, each one performing specific functions and / or services, typically classified in:  access network, telephone network, transport network (or backbone network), and data network and other specialised networks.

Telecom Italia is the leading developer of telecommunication networks in Italy.  Considering the recent technological trends, the group might remain the main infrastructural player, with all other alternative operators that might be heavily dependent on its infrastructure in a significant part of the country.

In the last years Telecom Italia is making giant investment in the network architecture called Next Generation Access Network (NGAN) with consists in the deployment of fiber optic cables and related equipment in the access network and allows Telecom operators to offer new services to their customers at a higher bit rate (UBB ultrabroadband services) compared to traditional technologies.

Up to now, in Italy, about 99% of the population is covered by LTE (mobile UBB network) and about 80% by Telecom Italia fixed UBB (ultrabroadband) network (fiber).
Furthermore, Italy is covered by 31.8 million Telecom’s mobile lines of which 13 million are BB (broadband) or UBB (ultrabroadband) users and 18.9 million fixed (retail+ wholesale) total accesses, of which 7.5 million are BB and UBB retail accesses.[2]

Telecom Covenant Strength
While detailed financial investigation of the tenant is outside the scope of this report, we provide a high-level summary of the tenant here below.
In 2017, Telecom Italia generated ~€19.8bn of revenues while the EBITDA stood at ~€7.8bn (~39% margin).  TI operates also in the Brazilian market through TIM Brazil, with over 63m of mobile lines (~26% of market share); in 2017 the subsidiary reached ~€4.5bn of revenues (~23% of the Group revenues).

2 Source: Telecom Italia Website

KEY CONSOLIDATED FINANCIALSREVENUES (€M) – EBITDA (€M) AND EBITDA MARGIN (%)

Source: CBRE on Source: Telecom Italia annual reports and website, Thomson Reuters Eikon and Press
During 2007-2013, Telecom Italia was under the control of Telco, a vehicle set up by Telefonica, Mediobanca, Generali, Intesa Sanpaolo and Benetton Group owning a 20% stake each; In 2013, the three Italian financial institutions completed the sale of their stakes of Telco to Telefonica.

In September 2014, Vivendi SA, a mass media group headquartered in Paris, bought the Telecom Italia stake indirectly owned by Telefonica; After several subsequent acquisitions, today Vivendi is the major shareholder of Telecom Italia, with ~24% of the share capital.

In March 2018, the investment manager Elliott Management Corporation (“Elliott”) acquired a minority interest into the Group through different vehicles; After the announcement, Elliott published a letter to the market indicating the purpose of its activity in TI:

■	Converting the preferred stocks in ordinary ones, as opposed to what Vivendi decided in 2015
■	Separation of the network, with the listing on the Italian stock market and / or a partial disposal
■	Disposal of Sparkle (total or partial) and returning to dividends
■	Becoming a public company – change of the BoD with the entrance of independent board members is aimed at saving the interests of all the stakeholders and not only the majority ones
In April 2018, CDP S.p.A. (with Italy’s Ministry of Economy and Finance being its majority shareholder) acquired a stake in TI.
According to the aforementioned, we believe that the property investment market would view the tenant company as providing strong security.